RBB BANCORP

NASDAQ: RBB

2024 First Quarter Earnings Results

April 22, 2024

Disclosure Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB Bancorp ("RBB" or the "Company") and its subsidiaries.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: (1) the Bank's ability to comply with the requirements of the consent order we have entered into with the Federal Deposit Insurance Corporation ("FDIC") and the California Department of Financial Protection and Innovation ("DFPI") and the possibility that we may be required to incur additional expenses or be subject to additional regulatory action, if we are unable to timely and satisfactorily comply with the consent order; (2) the effectiveness of the Company's internal control over financial reporting and disclosure controls and procedures; (3) the potential for additional material weaknesses in the Company's internal controls over financial reporting or other potential control deficiencies of which the Company is not currently aware or which have not been detected; (4) business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the United States ("U.S.") federal budget or debt or turbulence or uncertainly in domestic of foreign financial markets; (5) the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations; (6) possible additional provisions for loan losses and charge-offs; (7) credit risks of lending activities and deterioration in asset or credit quality; (8) extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; (9) increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; (10) compliance with the Bank Secrecy Act and other money laundering statutes and regulations; (11) potential goodwill impairment; (12) liquidity risk; (13) fluctuations in interest rates; (14) risks associated with acquisitions and the expansion of our business into new markets; (15) inflation and deflation; (16) real estate market conditions and the value of real estate collateral; (17) environmental liabilities; (18) our ability to compete with larger competitors; (19) our ability to retain key personnel; (20) successful management of reputational risk; (21) severe weather, natural disasters, earthquakes, fires; or other adverse external events could harm our business; (22) geopolitical conditions, including acts or threats of terrorism, actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, including the conflicts between Russia and Ukraine and in the Middle East, which could impact business and economic conditions in the U.S. and abroad; (23) public health crises and pandemics, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; (24) general economic or business conditions in Asia, and other regions where the Bank has operations; (25) failures, interruptions, or security breaches of our information systems; (26) climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; (27) cybersecurity threats and the cost of defending against them; (28) our ability to adapt our systems to the expanding use of technology in banking; (29) risk management processes and strategies; (30) adverse results in legal proceedings; (31) the impact of regulatory enforcement actions, if any; (32) certain provisions in our charter and bylaws that may affect acquisition of the Company; (33) changes in tax laws and regulations; (34) the impact of governmental efforts to restructure the U.S. financial regulatory system; (35) the impact of future or recent changes in the FDIC insurance assessment rate and the rules and regulations related to the calculation of the FDIC insurance assessments; (36) the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326, "Measurement of Current Losses on Financial Instruments, commonly referenced as the Current Expected Credit Losses Model, which changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; (37) market disruption and volatility; (38) fluctuations in the Company's stock price; (39) restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; (40) issuances of preferred stock; (41) our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; (42) the soundness of other financial institutions and our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and DFPI; and (43) our success at managing the risks involved in the foregoing items and all other risks detailed from time to time in our filings with the SEC including our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K, all of which could cause actual results to differ from those set forth in the forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. You are cautioned not to place undue reliance on our forward looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

Non-GAAP Financial Measures

Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company's non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

1st Quarter 2024 | Financial Highlights

($ in thousands, except per share data)	2Q23	3Q23	4Q23	1Q24
Earnings & Profitability				
Diluted Earnings Per Share (EPS)	$0.58	$0.45	$0.64	$0.43
Net Income	$10,949	$8,473	$12,073	$8,036
Net Interest Income after Provision (Reversal) for Credit Losses	$31,546	$26,190	$26,100	$24,877
Net Interest Margin	3.37%	2.87%	2.73%	2.69%
Efficiency Ratio (1)	53.80%	55.59%	49.58%	60.07%
Return on Average Assets, annualized	1.08%	0.83%	1.20%	0.81%
Return on Tangible Common Equity*, annualized	10.33%	7.82%	11.12%	7.37%
Balance Sheet & Capital				
Gross Held for Investment (HFI) Loans	$3,195,995	$3,120,952	$3,031,861	$3,027,361
Total Deposits	$3,175,416	$3,154,072	$3,174,760	$3,028,329
Common Equity Tier 1 (CET1) Ratio	16.91%	17.65%	19.07%	19.10%
Tangible Common Equity to Tangible Assets (TCE) Ratio*	10.64%	10.71%	11.06%	11.56%
Tangible Book Value per Share*	$22.40	$22.53	$23.48	$23.68
Asset Quality				
Provision (Reversal of) for Credit Losses	$380	$1,399	$(431)	$0
Net Loan Charge-offs	$580	$2,206	$109	$184
Nonperforming Loans	$41,862	$40,146	$31,619	$35,935
Nonperforming Assets (NPAs)	$42,439	$40,430	$31,619	$37,006
NPLs/Total Loans	1.31%	1.29%	1.04%	1.19%
NPAs/Total Assets	1.04%	0.99%	0.79%	0.95%

Q124 Highlights

Net Income	Diluted EPS
$8.0 million	$0.43
TCE Ratio*	**ROTCE***
11.56%	7.37%
Net Loan to Deposit Ratio	**NIM**
98.6%	2.69%
Shares Repurchased	**NPLs**
80,285	$35.9 million

RBB BANCORP 皇佳商業金融

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.
(1) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision (reversal) for credit losses and noninterest income.

Strategically Managed Balance Sheet

($ in thousands, except per share data)	6/30/23	9/30/23	12/31/23	3/31/24
Cash and Due From Banks [1]	$ 246,925	$ 331,391	$ 431,973	$269,843
Available for Sale (AFS) Securities	391,116	354,378	318,961	335,194
Held to Maturity (HTM) Securities	5,718	5,214	5,209	5,204
Loans Held for Sale (LHFS)	555	62	1,911	3,903
Gross Loans HFI	3,195,995	3,120,952	3,031,861	3,027,361
Allowance for Loan Losses (ALL)	(43,092)	(42,430)	(41,903)	(41,688)
Net HFI loans	3,152,903	3,078,522	2,989,958	2,985,673
Other Assets	278,401	299,787	278,013	278,189
Total Assets	**$ 4,075,618**	**$ 4,069,354**	**$ 4,026,025**	**$3,878,006**
Total Deposits	$ 3,175,416	$ 3,154,072	$ 3,174,760	$3,028,329
Federal Home Loan Bank (FHLB) Advances	150,000	150,000	150,000	150,000
Long-term Debt and Subordinated Debentures	188,703	188,903	134,085	134,236
Other Liabilities	61,209	73,868	55,920	51,455
Total Liabilities	**$ 3,575,328**	**$ 3,566,843**	**$ 3,514,765**	**$3,364,020**
Total Shareholders' Equity	**$ 500,290**	**$ 502,511**	**$ 511,260**	**$ 513,986**
Book Value per Share	$ 26.34	$ 26.45	$ 27.47	$ 27.67
Tangible Book Value per Share*	$ 22.40	$ 22.53	$ 23.48	$ 23.68
Common Equity Ratio	12.28%	12.35%	12.70%	13.25%
Tangible Common Equity Ratio*	10.64%	10.71%	11.06%	11.56%
Net Loans to Deposits Ratio	99.3%	97.6%	94.2%	98.6%



Net loans to deposits ratio
99.3%
97.6%
94.2%
98.6%
$ in Millions
$3,153
$3,079
$2,990
$2,986
$3,175
$3,154
$3,175
$3,028
6/30/23
9/30/2023
12/31/2023
3/31/2024
Net loans
Deposits
Net loans to deposits ratio (2)

- Cash and due from banks [1] decreased primarily due to maturities of $150 million in wholesale funding deposits
- Gross unrealized losses on AFS securities totaled $30.2 million at March 31, 2024, a $2.1 million increase due to increases in market interest rates, compared to $28.1 million at December 31, 2023
- Net loans to deposits ratio increased to 98.6%
- Deposits decreased due to strategic decrease in brokered deposits and collateralized State of California certificates of deposits

* See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.
(1) Includes interest-bearing deposits in other financial institutions
(2) Bank level net loans to deposits ratio is 97.3%.

RBB BANCORP

Diversified Loan Portfolio

- Diversified across business lines

  SFR[1] - Mainly non-qualified mortgage loans

  C&I - Majority secured by assets

  SBA - Primarily SBA 7(a) loans for business acquisition or working capital

- 59% of total loans are fixed rate and 41% are variable rate[1]

- Annualized yield on HFI loans of 6.07% for the first quarter of 2024

Loan Portfolio Composition as of 3/31/24

By Business Line:



Other
0%
CRE
39%
SFR
48%
C&D
7%
SBA
2%
C&I
4%

Business Line	($ in thousands)
Single-family residential mortgages (SFR)	$ 1,463,497
Commercial real estate (CRE)	1,178,498
Construction and land development (C&D)	198,070
Commercial and industrial (C&I)	121,441
SBA	54,677
Other	11,178
Total LHFI	$ 3,027,361

(1) Fixed rate loans include loans that have initial fixed rate terms prior to converting to variable rate loans at a future date occurring more than 2 years from March 31, 2024.

Business Line Profile: CRE | C&D

As of March 31, 2024:

CRE Loans

$1,178.5 million


Single Family 5.3%
Other Owner Occupied 16.6%
Other Non-Owner Occupied 28.8%
Multifamily 49.3%

C&D Loans

$198.1 million


Land Development 10.5%
Residential Construction 42.5%
Commercial Construction 47.0%

CRE and C&D Portfolio ($mm)


$256.9
$259.8
$181.5
$198.1
$1,183.4
$1,164.2
$1,167.9
$1,178.5
6/30/23
9/30/2023
12/31/2023
3/31/2024
CRE Loans
C&D Loans

Commercial Real Estate: Office Portfolio as of March 31, 2024



LTV Distribution
$ in Thousands
$9,337
$3,841
$17,973
$1,404
$128
$8,794
<45%
45%-55%
56%-65%
66%-75%
76%-85%
>85%



Region Breakdown
($ in Thousands)
Other Regions, $8,773
NY, $1,073
NV, $59
CA, $15,068
IL, $16,504

- CRE Office exposure totaled $41.5 million: 3.5% of the CRE portfolio and 1.4% of total loans
- Loan-to-value (LTV) distribution:
  - Average weighted LTV ~57%
  - Over 75% of loans with LTV <65%
- Regional distribution: ~ 78% of properties located within primary service areas

Residential Mortgage Portfolio as of March 31, 2024

Distribution by Geography



SoCal
NY
NorCal
IL
NJ
NV
Other
IL 3%
NV 1%
Other 2%
NJ 2%
NorCal 6%
SoCal 40%
NY 46%
$1.46 billion Residential Mortgage Loans

Distribution by LTV



<50%
50%-54%
55% - 59%
60% - 64%
65% - 70%
>70%
>70% 9%
<50% 16%
50%-54% 8%
55% - 59% 20%
60% - 64% 16%
65% - 70% 31%
$465,948 Avg. loan size
61% Avg. LTV

Business Line Profile: C&I | SBA

As of March 31, 2024:

C&I Loans

$121.4 million



Shared Nat'l Credits 2.1%
Commercial Term 25.1%
Credit Lines 72.8%

SBA Loans

$54.7 million



Guaranteed 7.1%
504 Loans (1) 39.1%
Unguaranteed Secured by RE 51.1%
Unguaranteed Unsecured 2.7%

C&I and SBA Portfolio ($mm)



$53.5
$131.5
$50.4
$127.7
$52.1
$130.1
$54.7
$121.4
6/30/23
9/30/2023
12/31/2023
3/31/2024
C&I Loans
SBA Loans

Unguaranteed SBA Loans:

By Business:



Other Real Estate 38.7%
Gas Stations 8.8%
Hotel/Motels 52.5%

By Location:



Other 3.8%
Nevada 5.2%
Arizona 5.3%
New York 6.7%
Oregon 10.8%
Washington 11.8%
Texas 12.6%
California 43.8%

RBB Bancorp 皇佳商業金融

(1) SBA 504 loans are unguaranteed loans secured by RE.

Deposits

Total Deposits

$3,028 million


IB Savings 7.1%
DDA 17.8%
MMA 14.1%
Time Deposits, $250,000 and under 35.8%
Time deposits, greater than $250,000 25.2%

Deposit Mix – QoQ Annualized

$ in millions


$3,151
$3,175
$3,154
$3,175
$3,028
+17%
+2%
+3%
-18%
$435
$739
$1,123
$672
$424
$716
$1,275
$586
$420
$736
$1,238
$572
$412
$812
$1,191
$540
$429
$762
$1,083
$540
1Q23
2Q23
3Q23
4Q23
1Q24
Non-interest bearing
Core Time
Non-Core Time
QoQ annualized growth (%)
MMA
Interest-bearing Savings
Interest-bearing Checking

Uninsured Deposits ($ billions)


$1.4
$1.3
$1.3
$1.4
$1.3
43.9%
38.6%
39.9%
38.0%
42.8%
3/31/2023
6/30/2023
9/30/2023
12/31/2023
3/31/2024
Uninsured Deposits
Collateralized Deposits
Adjusted Uninsured deposits (1)
Uninsured Deposits, Excluding Collateralized Deposits / Total Deposits

Average Cost of Deposits by Type

in bps


211
280
314
338
359
275
347
383
408
432
324
398
433
457
477
189
234
261
305
344
16
21
80
150
167
69
136
144
156
203
Total Deposit
IB Deposit
Time
MMA
Savings
IB Checking
1Q23
2Q23
3Q23
4Q23
1Q24

RBB BANCORP 全美商業金融

(1) Excludes REIT and Holdco Cash

Allowance for Credit Losses, Credit Cost Provisions and Credit Metrics



Allowance for Loan Losses (ALL)
$ in Thousands
1.35%
1.36%
1.38%
1.38%
$43,092
$42,430
$41,903
$41,688
6/30/23
9/30/2023
12/31/2023
3/31/2024
ALL
ALL / HFI loans ratio



(Reversal)/Provision for Credit Losses & Net Charge-Offs
$ in Thousands
0.07%
$380
$580
$1,399
$2,206
0.28%
0.01%
$109
($431)
$0
$184
0.02%
2Q23
3Q23
4Q23
1Q24
(Reversal)/Provision for Credit Losses
Net Charge-offs
Net Charge-offs to Average Loans Ratio

- The allowance for credit losses (ACL) totaled $42.4 million and included an allowance for loan losses (ALL) of $41.7 million and a reserve for unfunded commitments (RUC) of $671,000 at 3/31/24.
- The ACL decreased $184,000 during 1Q24 due to net charge-offs.
- There was no provision for credit losses in 1Q24, compared to a $431,000 reversal of provision for credit losses in 4Q23. The change results from (a) lower specific reserves offset by (b) changes in the loan portfolio mix (c) ongoing uncertainty in the economy related to inflation (d) the interest rate environment and (e) credit quality metrics, including higher nonperforming loans at the end of the first quarter of 2024 compared to the end of 2023.
- The ALL as a percentage of loans held for investment was 1.38% at 3/31/24, unchanged from 12/31/23
- The ALL as a percentage of nonperforming loans was 116% at the end of 1Q24, down from 133% at the end of 4Q23.

Asset Quality Metrics: Non-Performing Assets (NPAs)



NPAs / Total Assets
$ in Thousands
$42,439
$40,430
$31,619
$37,006
1.04%
0.99%
0.79%
0.95%
6/30/23
9/30/2023
12/31/2023
3/31/2024
Non-performing loans
OREO
NPAs / Total Assets



Non-Performing Loans By Region
Other Regions 1.8%
NV 4.3%
NY 3.7%
IL 28.6%
CA 61.6%



Non-Performing Loans By Type
CRE 28.7%
C&I 5.0%
SBA 2.9%
Mortgage & Consumer 63.4%

- Non-performing assets / total assets increased to 0.95% at 3/31/24 from 0.79% at 12/31/23 primarily due to loans placed on non-accrual status of $7.7 million, consisting primarily of single-family residential mortgages, and new OREO of $1.1 million, partially offset by payoffs or pay-downs of $3.0 million of non-accrual loans, loans that migrated to accruing status of $257,000, and non-accrual loan charge-offs of $125,000

- Weighted average LTV of non-performing loans was 61% comprised of the following loan types:
  - CRE loans: 88% weighted average LTV
  - C&I loans: 53% weighted average LTV
  - Mortgage and consumer loans: 52% weighted average LTV

Asset Quality Metrics : Loan Classifications and Delinquencies


Special Mention Loans & Substandard Loans
$ in Thousands
$98,215
$74,065
$24,150
$102,613
$71,401
$31,212
$93,941
$61,099
$32,842
$77,750
$57,170
$20,580
6/30/23
9/30/2023
12/31/2023
3/31/2024
Special Mention
Substandard


Special Mention Loans & Substandard Loans by Type
$41,490
$22,950
$18,540
$12,682
$10,642
$2,040
$23,578
$23,578
CRE & C&D
C&I & SBA
Mortgage & Consumer
Special Mention
Substandard


30-89 days delinquent loans, excluding nonperforming loans
$ in Thousands
$7,242
$19,662
$16,803
$20,950
6/30/23
9/30/2023
12/31/2023
3/31/2024

- Substandard loans decreased $3.9 million to $57.2 million at 3/31/24 from $61.1 million at 12/31/23, due to loan paydowns of $11.0 million and upgrades to pass loans of $277,000, an upgrade to special mention loans of $200,000 and substandard loan charge-offs of $125,000, partially offset by a downgrade from special mention loans of $3.9 million and additional substandard loans of $3.8 million.
- Special mention loans decreased $12.3 million to $20.6 million at 3/31/24 from $32.8 million at the end of 12/31/23, due to upgrades to pass loans of $6.5 million, a downgrade to substandard loans of $3.9 million, and loan paydowns of $2.7 million, partially offset by additional special mention loans of $674,000.

Operating Expense & Efficiency



Noninterest Expense
$ in millions
$18.52
$2.53
$2.87
$1.36
$2.43
$9.33
$16.88
$2.38
$1.02
$1.32
$2.41
$9.74
$16.39
$2.50
$1.29
$1.36
$2.39
$8.86
$16.97
$2.30
$0.88
$1.42
$2.44
$9.93
2Q23
3Q23
4Q23
1Q24
Salaries and employee benefits
Occupancy and equipment
Data processing
Legal and professional
Other



Total Revenue & Efficiency Ratio
$ in millions
53.80%
55.59%
49.58%
60.07%
$34.42
$30.36
$33.06
$28.25
2Q23
3Q23
4Q23
1Q24
Total Revenue
Efficiency Ratio (1)

- 1Q24 noninterest expense of $17.0 mm, increased from $16.4mm in 4Q23, due to higher salaries and employee benefits expenses related to the timing of higher taxes and benefits in the first quarter of the year, partially offset by lower legal and professional expenses and lower insurance and regulatory assessments.
- Noninterest expense as a percentage of total average assets increased to 1.72% in 1Q24 from 1.63% in 4Q23.
- 1Q24 efficiency ratio(1) was 60.07%, up from 49.58% in 4Q23, due to a decrease in total revenue related to the CDFI ERP award of $5.0 million recognized in the fourth quarter of 2023 with no similar income in the first quarter of 2024.



NIE / Avg Assets Ratio
$ in millions
1.83%
$18.52
1.65%
$16.88
1.63%
$16.39
1.72%
$16.97
2Q23
3Q23
4Q23
1Q24
Noninterest expense (NIE)
NIE / Avg Assets Ratio (Annualized)

(1) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision for credit losses and noninterest income.

Accumulation of Strong Company Capital Ratios



CET1 Capital Ratio
16.91%
17.65%
19.07%
19.10%
6.50%
6.50%
6.50%
6.50%
6/30/23
9/30/2023
12/31/2023
3/31/2024
CET1 Capital Ratio
Well Capitalized Level



Tangible Common Equity Ratio*
10.64%
10.71%
11.06%
11.56%
6/30/23
9/30/2023
12/31/2023
3/31/2024
Tangible Common Equity Ratio



Total Capital Ratio
25.27%
26.24%
25.92%
25.91%
10.00%
10.00%
10.00%
10.00%
6/30/23
9/30/2023
12/31/2023
3/31/2024
Total Capital Ratio
Well Capitalized Level



Leverage Ratio
11.60%
11.68%
11.99%
12.16%
5.00%
5.00%
5.00%
5.00%
6/30/23
9/30/2023
12/31/2023
3/31/2024
Leverage Ratio
Well Capitalized Level

- The Company's capital levels are higher than most peer banks
- Invested $1.5 million in the stock buyback program with the repurchase of 80,285 shares during 1Q24
- Quarterly common stock dividend of $0.16/share, equivalent to $0.64 per share annualized
- Return on average tangible common equity* of 7.37%, down from 11.12% from the prior quarter

RBB BANCORP
皇佳商業金控

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our perfomance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

($ in thousands)	6/30/23	9/30/23	12/31/23	3/31/24
Tangible Common Equity:				
Total Shareholders' Equity	$500,290	$502,511	$511,260	$513,986
Adjustments				
Goodwill	(71,498)	(71,498)	(71,498)	(71,498)
Core Deposit Intangible	(3,246)	(3,010)	(2,795)	(2,594)
Tangible Common Equity	**$425,546**	**$428,003**	**$436,967**	**$439,894**
Tangible Assets:				
Total Assets - GAAP	4,075,618	4,069,354	4,026,025	3,878,006
Adjustments				
Goodwill	(71,498)	(71,498)	(71,498)	(71,498)
Core Deposit Intangible	(3,246)	(3,010)	(2,795)	(2,594)
Tangible Assets	**$4,000,874**	**$3,994,846**	**$3,951,732**	**$3,803,914**
Common Shares Outstanding	18,995,303	18,995,303	18,609,179	18,578,132
Tangible Common Equity to Tangible Assets Ratio	**10.64%**	**10.71%**	**11.06%**	**11.56%**
Tangible Book Value Per Share	**$22.40**	**$22.53**	**$23.48**	**$23.68**
Average Tangible Common Equity:				
Average Shareholders' Equity	$500,062	$504,432	$505,184	$512,787
Adjustments				
Goodwill	(71,498)	(71,498)	(71,498)	(71,498)
Core Deposit Intangible	(3,400)	(3,165)	(2,935)	(2,726)
Average Tangible Common Equity	**$425,164**	**$429,769**	**$430,751**	**$438,563**
Net Income Available to Common Shareholders	10,949	8,473	12,073	8,036
Return on Average Tangible Common Equity	**10.33%**	**7.82%**	**11.12%**	**7.37%**